SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            Form 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934.

                   Date of report: March 19, 1999

                          Lotus Pacific, Inc.
         (Exact name of registrant as specified in its charter)

                              Delaware
                        State of Organization

                              000-24999
                        Commission File Number

                              52-1947160
                      Employer Identification Number

      200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                   Address of Principal Executive Office

                              (732) 885-1750
               Registrant's Telephone Number, Including Area Code




Item 5.    OTHER EVENTS

Filed herewith as Exhibit 99.1 is a copy of the Registrant's press release, issued today, relating to certain management changes and the election of a new director. The following individuals were appointed as officers of the Company, effective immediately:

   Jeremy Wang          President
   John O. Hing         Chief Financial Officer
   Huaya Lu Tung        Treasurer
   Thomas V. White      Vice President
   Stefan H. Benger     Vice President
   De-Liang Wang        Vice President
   Richard Ho           Vice President
   C. Jeffrey Gull      Vice President

James Yao, resigned his position as President, but will remain as Chairman of the Board. Gary Huang resigned as CFO, and will remain as Corporate Secretary.

At the Board's meeting, Jason Chang was elected to the Board as a member of the Board's Audit Committee and Compensation Committee.



Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)   Financial statements of businesses acquired

      Not applicable

(b)   Pro forma financial information

      Not applicable

(c)   Exhibits

      Exhibit  99. 1    Press Release of the Registrant, dated March 19, 1999.





                                  Signatures


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    LOTUS PACIFIC, INC.


Date:  March 19, 1999               By:   /s/  Jeremy Wang
                                    -----------------------------------
                                       Jeremy Wang, President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in capacities and on the dates indicated.



                                     By:   /s/  Gary Huang
                                     ------------------------------------
                                         Gary Huang, Secretary